UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 26, 2023

MEDMEN ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8740 S Sepulveda Blvd, Suite 105, Los Angeles, California 90045
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(424) 330-2082

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 25, 2023, MedMen Enterprises Inc. (the "Company", "we", "us", "our") filed preliminary unaudited interim consolidated financial statements for the three and nine month periods ended March 25, 2023 with the securities regulators in each Canadian jurisdiction in which is it is a reporting issuer on its SEDAR profile (the “Interim Financial Statements”) and related Management’s Discussion and Analysis relating thereto (the “MD&A”). The Interim Financial Statements were not reviewed by the Company’s independent registered public accounting firm. Copies of the Interim Financial Statements and MD&A are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
The Company’s Interim Financial Statements are preliminary for purposes of the Company’s reporting obligations with the U.S. Securities and Exchange Commission (“SEC”). As previously disclosed in its Current Report on Form 8-K, filed with the SEC on May 22, 2023, the Company concluded that a restatement of its previously issued (i) audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 25, 2022, filed with the SEC on September 9, 2022 (the “2022 Form 10-K”), and (ii) unaudited interim consolidated financial statements included in the Company’s (a) Quarterly Report on Form 10-Q for the period ended September 24, 2022, filed with the SEC on November 3, 2022 (the “Q1 2023 Form 10-Q”), and (b) Quarterly Report on Form 10-Q for the period ended December 24, 2022, filed with the SEC on February 2, 2023 (the "Q2 2023 Form 10-Q" and together with the 2022 Form 10-K and the Q1 2023 Form 10-Q, the "Prior Reports" and the fiscal periods covered thereby the "Prior Periods"), would be required to correct errors related to impairment expenses, general and administrative expenses, cost of goods sold and depreciation and amortization expense that should have been disclosed in the footnotes of the financial statements, together with the corresponding adjustments to the related consolidated balance sheets for each of the Prior Periods. The Company intends to reflect the restatement of the Prior Periods in amendments to its Prior Reports and the Q3 2023 Form 10-Q, which the Company intends to file as soon as reasonably practicable.
The Company's Interim Financial Statements furnished herewith are subject to the completion of the Company’s restatement analysis and financial close and reporting process; have not been audited, reviewed, or compiled by our independent registered public accounting firm; and are subject to change. The Interim Financial Statements have been prepared internally by management and are still the subject of review by the Company's independent registered public accounting firm. While the Company believes that the Interim Financial Statements for the three and nine months ended March 25, 2023 included with this Current Report on Form 8-K fairly represent the expected impact of the restatement on the Company’s results of operations, additional material weaknesses may be identified, further adjustments may arise, including with respect to changes on the Company’s balance sheet, and the restated financial statements for the Prior Periods and included in amendments to the Prior Reports will reflect any such additional adjustments. The information and expected impact to the Company’s historical financial results are preliminary, do not present all information necessary for an understanding of the Company’s restated financial condition as of and for the Prior Periods and are subject to change, potentially materially, as management completes the restatement of its financial statements and its independent registered public accounting firm completes the audit and review thereof. There can be no assurance that the Company’s actual financial results for set the three and nine month periods ended March 25, 2023 will not differ from the financial information presented herein and such changes could be material. Therefore, you should not place undue reliance upon these preliminary financial results.
The information contained in Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 9.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any registration statement or into any other filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.
Item 7.01 Regulation FD Disclosure.
The information set forth in Items 2.02 and 9.01, including Exhibits 99.1 and 99.2, to this Current Report on Form 8-K is incorporated herein by reference into this Item 7.01.
The information contained in Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 9.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any registration statement or into any other filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.
Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements,” which may be identified by the use of words such as “anticipates,” “will,” “believes,” “intends,” “plans,” “expects” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements include statements and expectations about the Company’s results, identification of errors in previous filings and the timing and impact thereof; the anticipated impact of certain accounting errors and related matters on our results of operations and financial condition; the scope and number of material weaknesses in internal control over financial reporting and their potential impact; and the anticipated future performance of our businesses. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, without limitation, risks related to the timely and correct completion of the restatement and related filings; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to changes in the effects of the restatement on the Prior Reports or financial results; risks related to higher than expected charges after completing the restatement process; risks related to delays in the filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 25, 2023; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to the Company’s plans to remediate any control and procedures deficiencies; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; our ability to become current with our SEC periodic reporting requirements; our ability to effectively implement our business strategies and manage the risks in our business; the reactions of the marketplace to the foregoing; litigation and potential governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; general business, economic and political conditions as well as those risks and uncertainties described in the sections entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The Company disclaims any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance of this report except as required under federal securities laws.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1	Preliminary unaudited interim consolidated financial statements for the three and nine months ended March 25, 2023.
99.2	Management’s discussion and analysis of preliminary unaudited interim consolidated financial statements for the three and nine months ended March 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2023	MEDMEN ENTERPRISES INC

	/s/ Ana Bowman	Ana Bowman
	By:	Ana Bowman
	Its:	Chief Financial Officer
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